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                                 EXHIBIT 24



                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT the undersigned directors and officers of McKesson HBOC, Inc., a Delaware corporation (the "Company") do hereby constitute and appoint Ivan D. Meyerson and Kristina Veaco his or her true and lawful attorney and agent, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of additional General Obligations under the McKesson HBOC, Inc. Deferred Compensation Administration Plan II, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.



/s/Alfred C. Eckert III                    /s/James V. Napier
Director                                   Director

/s/Tully M. Friedman                       /s/David S. Pottruck
Director                                   Director

/s/John H. Hammergren,                     /s/Carl E. Reichardt
Co-President and                           Director
Co-Chief Executive Officer and Director
(co-Principal Executive Officer)

/s/Alton F. Irby III                       /s/Alan Seelenfreund
Director                                   Chairman of the Board and Director


/s/M. Christine Jacobs                     /s/Jane E. Shaw
Director                                   Director

/s/David L. Mahoney                        /s/Heidi E. Yodowitz,
Co-Presdient and                           Vice President, Controller and
Co-Chief Executive Officer and Director    Acting Chief Financial Officer
(Co-Principal Executive Officer)

/s/Gerald E. Mayo
Director

Dated: January 31, 2000